UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 27, 2008

SURGE GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24269	34-1454529
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

990 Highland Drive, Suite 207 Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(858) 704-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ƒ ☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ƒ ☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ƒ ☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

ƒ ☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 27, 2008, Surge Global Energy, Inc. (“Surge”) granted stock options to certain of its new directors.  Each of the stock options granted has an exercise price of $0.08 per share and vests in equal monthly installments over 12 months with the first such installment vesting on March 27, 2008 and the last installment vesting on February 27, 2009, and has a stated expiration date of February 26, 2013.  The names of the directors who received such stock options and the numbers of shares subject to each option are as follows:  Charles V. Sage, 500,000; Barry Nussbaum, 2,500,000; Jeffrey Lewis Bernstein, 500,000; and E. Jamie Schloss, 1,700,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2008	SURGE GLOBAL ENERGY, INC., a Delaware corporation By: /s/ E. Jamie Schloss E. Jamie Schloss Chief Executive Officer